                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 26, 2000





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


  NORTH CAROLINA                   340-23520                    56-1714315
  (State or other            (Commission File No.)            I.R.S. Employer
   jurisdiction                                            Identification Number
 of incorporation)



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            On May 26, 2000, Quintiles Transnational Corp. completed the previously announced sale of its electronic data interchange unit, ENVOY Corporation, to Healtheon/WebMD Corporation. Healtheon/WebMD acquired ENVOY from Quintiles in exchange for 35 million shares of Healtheon/WebMD common stock and $400 million cash. Quintiles issued Healtheon/WebMD a warrant to purchase up to 10 million shares of Quintiles common stock at $40 per share, exercisable for four years.

            A copy of the May 30, 2000 press release announcing the completion of the transaction is attached hereto as Exhibit 99.01 and incorporated herein by reference. The description contained in the press release of the agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the agreement incorporated by reference as an exhibit hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         (b)      PRO FORMA FINANCIAL INFORMATION.

Quintiles Transnational Corp.
Unaudited Pro Forma Consolidated Condensed Financial Data


On May 26, 2000, Quintiles Transnational Corp. (the "Company") completed the previously announced sale of its electronic data interchange unit, ENVOY Corporation ("ENVOY") to Healtheon/WebMD Corporation ("Healtheon/WebMD"). Healtheon/WebMD acquired ENVOY from the Company in exchange for 35 million shares of Healtheon/WebMD common stock and $400 million cash. The Company issued Healtheon/WebMD a warrant to purchase up to 10 million shares of the Company's Common Stock at $40 per share, exercisable for four years.

The following unaudited pro forma condensed consolidated balance sheet at March 31, 2000 gives effect to the disposition by the Company of its wholly owned subsidiary, ENVOY, as if the disposition had occurred at March 31, 2000 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2000 and for the year ended December 31, 1999 give effect to such disposition as if it had occurred on January 1 of each period. ENVOY has been treated as a discontinued operation in the Company's historical financial statements.

The unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the disposition been consummated on the dates indicated. The pro forma financial information is based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma financial statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto previously filed in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2000.

Quintiles Transnational Corp.
Unaudited Pro Forma Consolidated Condensed Balance Sheet
As of March 31, 2000
(In thousands)

                                                                                Pro forma
                                                                               Adjustments
                                                             Historical          DR/(CR)               Pro forma
                                                           ---------------     -------------          ------------
                       Assets
Current assets:
    Cash and cash equivalents                            $        139,487           400,000 (a)     $     395,740
                                                                                   (143,747)(g)
    Trade accounts receivable and unbilled services,net           417,364                 0               417,364
    Investments in debt securities                                 32,801                 0                32,801
    Prepaid expenses                                               42,653                 0                42,653
    Other current assets and receivables                           38,029                 0                38,029
    Net assets of discontinued operations                         133,645          (133,645)(b)                 0
                                                           ---------------     -------------          ------------
         Total current assets                                     803,979           122,608               926,587

Property and equipment                                            578,602                 0               578,602
Less accumulated depreciation                                    (186,991)                0              (186,991)
                                                           ---------------     -------------          ------------
                                                                  391,611                 0               391,611

Intangibles and other assets:
    Goodwill, net                                                 200,984                 0               200,984
    Other intangibles, net                                          3,002                 0                 3,002
    Investments in debt securities                                 78,009                 0                78,009
    Investments in marketable equity securities                    61,050           447,353 (a)           508,403
    Deferred income taxes                                          79,791                 0                79,791
    Deposits and other assets                                      42,758                 0                42,758
                                                           ---------------     -------------          ------------
                                                                  465,594           447,353               912,947
                                                           ---------------     -------------          ------------

Total assets                                             $      1,661,184           569,961         $   2,231,145
                                                           ===============     =============          ============




                                                                                Pro forma
                                                                               Adjustments
                                                             Historical          DR/(CR)               Pro forma
                                                           ---------------     -------------          ------------

        Liabilities and Shareholders' Equity
Current liabilities:
    Lines of credit                                      $            430                 0         $         430
    Accounts payable and accrued expenses                         283,243            60,000 (c)           343,243
    Credit arrangements, current                                  157,109          (143,747)(g)            13,362
    Unearned income                                               178,174                 0               178,174
    Income taxes and other current liabilities                     10,853           144,400 (d)           155,253
                                                           ---------------     -------------          ------------
         Total current liabilities                                629,809            60,653               690,462

Long-term liabilities:
    Credit arrangements, less current portion                       8,598                 0                 8,598
    Long-term liabilities                                          14,300                 0                14,300
    Deferred income taxes and other liabilities                    41,994            40,022 (d)            82,016
                                                           ---------------     -------------          ------------
                                                                   64,892            40,022               104,914
                                                           ---------------     -------------          ------------
         Total liabilities                                        694,701           100,675               795,376

Shareholders' equity:
    Preferred stock                                                     0                 0                     0
    Common stock and additional paid in capital                   786,830                 0               786,830
    Retained earnings                                             177,496           436,286 (e)           613,782
    Accumulated other comprehensive income                          4,337                 0                 4,337
    Other equity                                                   (2,180)           33,000 (f)            30,820
                                                           ---------------     -------------          ------------
         Total shareholders' equity                               966,483           469,286             1,435,769
                                                           ---------------     -------------          ------------
         Total liabilities and shareholders' equity      $      1,661,184           569,961         $   2,231,145
                                                           ===============     =============          ============

Quintiles Transnational Corp.
Unaudited Pro Forma Consolidated Condensed Statement of Operations For the three months ended March 31, 2000
(In thousands, except per share data)


                                                                                    Pro forma
                                                                 Historical        Adjustments            Pro forma
                                                               ---------------     ------------          ------------

Net revenue                                                  $        414,845                0         $     414,845

Costs and expenses:
    Direct                                                            255,476                0               255,476
    General and administrative                                        135,062                0               135,062
    Depreciation and amortization                                      23,122                0                23,122
    Restructuring charge                                               58,592                0                58,592
                                                               ---------------     ------------          ------------
Total costs and expenses                                              472,252                0               472,252

Loss from continuing operations                                       (57,407)               0               (57,407)

Total other income (expense), net                                       1,948            1,527 (g)             3,475
                                                               ---------------     ------------          ------------

(Loss) income from continuing operations
    before income taxes                                               (55,459)           1,527               (53,932)

Income tax (benefit) expense                                          (18,300)             504 (g)           (17,796)
                                                               ---------------     ------------          ------------

(Loss) income from continuing operations
    before extraordinary gain                                $        (37,159)           1,023         $     (36,136)
                                                               ===============     ============          ============


Basic and diluted loss from continuing operations
    before extraordinary gain per share                      $          (0.32)                         $       (0.31)

Shares used in computing loss from continuing
    operations before extraordinary gain per share:                   115,392                                115,392

Quintiles Transnational Corp.
Unaudited Pro Forma Consolidated Condensed Statement of Operations For the year ended December 31, 1999
(In thousands, except per share data)


                                                                                      Pro forma
                                                                   Historical        Adjustments             Pro forma
                                                                 ---------------     -------------          ------------

Net revenue                                                    $      1,607,087                 0         $   1,607,087

Costs and expenses:
    Direct                                                              883,274                 0               883,274
    General and administrative                                          505,166                 0               505,166
    Depreciation and amortization                                         82,292                 0                82,292
                                                                 ---------------     -------------          ------------
Total costs and expenses                                              1,470,732                 0             1,470,732

Income from continuing operations                                       136,355                 0               136,355

Other income (expense):
    Interest income                                                      14,391                 0                14,391
    Interest expense                                                    (11,233)            6,109 (g)            (5,124)
    Transaction costs                                                   (26,322)                0               (26,322)
    Other                                                                 2,719                 0                 2,719
                                                                 ---------------     -------------          ------------
Total other income (expense), net                                       (20,445)            6,109               (14,336)
                                                                 ---------------     -------------          ------------

Income from continuing operations before income taxes                   115,910             6,109               122,019

Income taxes                                                             42,742             1,833 (g)            44,575
                                                                 ---------------     -------------          ------------

Income from continuing operations before extraordinary gain    $         73,168             4,276         $      77,444
                                                                 ===============     =============          ============


Basic income from continuing operations before
    extraordinary gain per share                               $           0.64                           $        0.68

Diluted income from continuing operations before
    extraordinary gain per share                               $           0.63                           $        0.67

Shares used in computing income from continuing
    operations before extraordinary gain per share:
     Basic                                                              113,525                                 113,525
     Diluted                                                            115,687                                 115,687

Quintiles Transnational Corp.
Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements (In thousands)


On May 26, 2000, the Company completed the previously announced sale of its electronic data interchange unit, ENVOY, to Healtheon/WebMD. Healtheon/WebMD acquired ENVOY from the Company in exchange for 35 million shares of Healtheon/WebMD common stock and $400 million cash. The Company issued Healtheon/WebMD a warrant to purchase up to 10 million shares of the Company's Common Stock at $40 per share, exercisable for four years.

         (a)      To record receipt of consideration from Healtheon/WebMD

         (b) To record the removal of net assets of discontinued operations sold

         (c)      To record estimated transaction and employee termination costs

         (d) To record estimated income taxes payable on estimated gain on disposition

         (e)      To record estimated gain on disposition

         (f) To record estimated fair value of warrant issued to Healtheon/WebMD

         (g) The company intends to use a portion of the proceeds to retire its outstanding 4.25% Convertible Subordinated Notes due May 31, 2000. Interest expense and related tax effect have been adjusted to reflect this retirement.

         (c)      Exhibits.

Exhibit Number                Description of Exhibit
--------------                ----------------------

2.01 Agreement and Plan of Merger, dated as of January 22, 2000, among Quintiles Transnational Corp., Healtheon/WebMD Corporation, Pine Merger Corp, Envoy Corporation and QFinance, Inc.*

99.01             Press Release, dated May 30, 2000, of Quintiles Transnational
                  Corp.


*Previously filed as Exhibit 2.01 to Quintiles' Current Report on Form 8-K dated January 25, 2000 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             QUINTILES TRANSNATIONAL CORP.



                                             By:   /s/   James L. Bierman
                                                   -----------------------------
Dated:   June 9, 2000                              James L. Bierman
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number             Description of Exhibit
--------------             ----------------------

2.01 Agreement and Plan of Merger, dated as of January 22, 2000, among Quintiles Transnational Corp., Healtheon/WebMD Corporation, Pine Merger Corp, ENVOY Corporation and QFinance, Inc.*

99.01                      Press Release, dated May 30, 2000, of Quintiles
                           Transnational Corp.



*Previously filed as Exhibit 2.01 to Quintiles' Current Report on Form 8-K dated January 25, 2000 and incorporated by reference herein.